Exhibit 10.1

INTERLINK PLUS, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of February 5, 2020 (the "Effective Date") by and between Interlink Plus, Inc., a Nevada corporation (the "Company") and the Bruce A Cassidy 2013 Irrevocable Trust ("Investor").

The Company and Investor hereby agree as follows:

1.  Issuance of Shares.

(a)  On this date and subject to the terms and conditions of this Agreement, the Company hereby issues and delivers to Investor an aggregate of 300,000 shares of the Company's Series B Preferred Stock (the "Shares") in exchange for: (i) $1,000,000 in immediately payable funds; (ii) 60,000,000 shares of the Company's Common Stock represented by stock certificate number 166, all of which will be retired and restored to the status of authorized and unissued shares; (iii) 2,654,000 shares of the Company's Series A Preferred Stock represented by stock certificate 1006, all of which will be retired and restored to the status of authorized and unissued shares; and (iv) cancelling and returning the original promissory note dated December 18, 2019 made by Loop Media, Inc. and ScreenPlay, Inc., and forgiving the $1,000,000 principal and accrued and unpaid interest due thereunder, as well as the corresponding Security Agreement.

(b)  The term "Shares" refers to the Shares issued and delivered under this Agreement and includes all securities received: (i) in replacement of the Shares; (ii) as a result of stock dividends or stock splits in respect of the Shares; and (iii) all securities or property received in replacement of the Shares in a recapitalization, merger, reorganization or the like.

2.  Representations of Investor.  Investor represents and warrants to the Company that:

(a)  Investor is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Investor also acknowledges that it is relying solely on its own counsel for legal advice, and not on any statements or representations of the Company or its legal counsel or agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

(b)  Investor is purchasing the Shares for investment for Investor's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act") or under any applicable provision of state law. Investor does not have any present intention to transfer the Shares to any person or entity. Investor is aware that its investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Investor is able, without impairing its financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of its investment in the Shares.

(c)  Investor understands that the Shares have not been registered under the 1933 Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Investor's investment intent as expressed herein.

(d)  Investor understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Investor must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission (the "SEC") and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Investor acknowledges that the Company has no obligation to register or qualify the Shares for resale. Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Investor's control, and which the Company is under no obligation and may not be able to satisfy.

(e)  Investor is not subject to any "bad actor" disqualifications described in Rule 506(d)(1)(i) to (viii)

Exhibit 10.1

under the 1933 Act, except for disqualifications covered by Rule 506(d)(2)(ii) or (iii) under the 1933 Act and disclosed in writing in reasonable detail to the Company.

(f)  INVESTOR HAS REVIEWED WITH ITS OWN TAX ADVISORS THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THIS PURCHASE AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. &NBSP;WITH RESPECT TO SUCH MATTERS, INVESTOR DOES NOT RELY ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS, WRITTEN OR ORAL. INVESTOR UNDERSTANDS THAT IT (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ITS OWN TAX LIABILITY THAT MAY ARISE AS A RESULT OF THIS PURCHASE OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

3.  Compliance with Federal Securities Laws.  Investor understands and acknowledges that, in reliance upon the representations and warranties made by Investor herein, the Shares have not been registered with the SEC under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Investor's ability to transfer the Shares.

(a)  Restrictions on Transfer.  Investor understands that Investor may not transfer any Shares unless such Shares are registered under the 1933 Act or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Investor understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Investor has also been advised that an exemption from registration may not be available or may not permit Investor to transfer all or any of the Shares.

(b)  Rule 144.  Investor has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Investor acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

4.  Restrictive Legends.

(a)  Legends.  Investor understands and agrees that the Company will cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws, or by the Bylaws of the Company, or by any other agreement between Investor and the Company or between Investor and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b)  If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

Exhibit 10.1

5.  Compliance with Laws and Regulations.  The issuance and transfer of the Shares hereunder will be subject to and conditioned upon compliance by the Company and Investor with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and transfer.

6.  General Provisions.

(a)  Successors and Assigns.  The Company may assign any of its rights under this Agreement except as expressly set forth herein.  This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Investor and Investor's trustees, administrators, successors and assigns.

(b)  Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, excluding that body of laws pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, such provision will be enforced to the maximum extent possible and the other provisions will remain effective and enforceable.

(c)  Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(d)  Entire Agreement.  This Agreement constitutes the entire agreement of the parties and supersedes all prior understandings and agreements between the parties hereto with respect to the specific subject matter hereof.

(e)  Amendment and Waivers.  This Agreement may be amended only by a written agreement executed by each of the parties hereto.  No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought.  Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns.  No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.  No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

(f)  Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.  This Agreement may be executed and delivered by e-mail transmission (as a .pdf, .tif, or similar attachment) and upon such delivery the .pdf, .tif, or similar signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature page follows.]

IN WITNESS OF THE FOREGOING, the parties have executed this Restricted Stock Purchase Agreement effective as of the date first set forth above.

COMPANY:

Interlink Plus, Inc.

By: /s/ Roger Tichenor

Roger Tichenor, as CEO

INVESTOR:

Bruce A Cassidy 2013 Irrevocable Trust

By: Home Savings Bank, N.A., as Trustee

By: /s/ Kristen Knight

Kristen Knight

Assistant Trust Officer

Signature page to Interlink Plus, Inc.

Restricted Stock Purchase Agreement